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                                                                    EXHIBIT 23.8

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated March 15, 1996 on our audits of the financial statements of Monor Communications Group, Inc. and Subsidiaries as of December 31, 1995 and 1994 and for the years then ended. We also consent to the reference to our firm under the caption "Experts".


                                     /s/ COOPERS & LYBRAND L.L.P.
                                     ----------------------------

                                         COOPERS & LYBRAND L.L.P.

Omaha, Nebraska
February 27, 1998